EXHIBIT 99.1

GOVERNMENT UTILITIES OIL AND GAS RAIL CHEMICAL DISTRIBUTION INVESTOR PRESENTATION MAY 2019 OTCQB: DUOT

2 Safe Harbor Statement This presentation, as well as other written or oral statements made from time to time, includes “forward - looking statements,” within the meaning of the U . S . Securities Act of 1933 , as amended and the U . S . Securities Exchange Act of 1934 , as amended, or the “Exchange Act . ” Forward - looking statements are not based on historical information and include, without limitation, statements regarding our future financial condition and results of operations, business strategy and plans and objectives of management for future operations . Forward - looking statements reflect our current views with respect to future events . The words “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “project,” “estimate,” “plans,” “continuing,” or the negative of these words and similar expressions identify forward - looking statements . These forward - looking statements are based upon estimates and assumptions made by us or our officers that, although believed to be reasonable, are subject to certain known and unknown risks and uncertainties that could cause actual results to differ materially and adversely as compared to those contemplated or implied by such forward - looking statements . All forward - looking statements involve risks, assumptions and uncertainties . You should not rely upon forward - looking statements as predictors of future events . The occurrence of the events described, and the achievement of the expected results, depend on many events, some or all of which are not predictable or within our control . Actual results may differ materially from expected results . These risks, assumptions and uncertainties are not all of the important factors that could cause actual results to differ materially from those expressed in any of our forward - looking statements . Other known as well as unknown or unpredictable factors also could harm our results . All of the forward - looking statements we have included in this presentation are based on information available to us on the date of this presentation . We undertake no obligation, and specifically decline any obligation, to update publicly or revise any forward - looking statements, whether as a result of new information, future events or otherwise . In light of these risks, uncertainties and assumptions, the forward - looking events discussed in this presentation might not occur . Any reference to financial projections in this presentation, if any, are for illustrative purposes only and are based upon certain hypothetical assumptions, which we believe are reasonable as of the date of this Presentation . The selection of assumptions requires the exercise of judgment and is subject to uncertainty due to the effect that economic or other changes may have on future events . The assumptions used for the projections in this Presentation, if any, are those we believe to be most significant to the projections . OTCQB: DUOT

3 Who We Are Headquartered in Jacksonville, FL Staff of 58 employees and 11 Full - Time Contractors ( 69 Total) ▪ Projected 75 employees and 15 FTCs by end of 2019 ( 90 Total) Design, develop and implement advanced intelligent technologies ▪ Intelligent Sensor and Data Analytics ▪ Inputs from virtually any sensor or data input, with emphasis on artificial intelligence (AI) ▪ Enterprise Information Management (EIM) ▪ Translate that information from data analytics into actionable insights, creating: ▪ Turnkey Engineered Solutions Industry - agnostic with current focus on: rail transportation (highlighted in this presentation) retail distribution centers critical infrastructure security 10 patents granted and 1 patent pending Feb. 2019 – Launched AI and deep learning subsidiary true vue360 TM 3

Our Technologies, Products and Applications r i p ® v u e ®

5 Rail Applications INSPECTION Visual inspection systems for railcars AUTOMATION Intuitive inspection workflow software SECURITY Intelligent video monitoring for rail intruders 5

6 Problem and Opportunity Mechanical inspection of all rail cars and locomotives is mandatory as they leave the yard 1 Industry Objective Replace/significantly reduce current in - yard physical inspection practice with an automated process, conducted prior to train entering a yard. MECHANICAL FIELD INSPECTIONS Costly Inconsistent Increases Dwell Time MECHANICAL FIELD INSPECTIONS x Costly x Inconsistent x Long Dwell Time 6 1.56M Freight Cars 26,500 Locomotives 500+ Freight Rail Yards The Number of Required Daily Inspections is Enormous Source: US Federal Railroad Administration r i p ® Railcar Inspection Portal Mechanical Inspection ( s econd g eneration) Current Practices Every time a train enters each yard, car inspectors must: • conduct visual, physical inspection of mechanical components “walking” on both sides of each car Process is inefficient and ineffective • depending on factors such as weather and the availability, motivation and capability of inspectors Time consuming process • dwell time 2 - 4 hrs.+ per train while train is immobilized in an inspection yard 1. Source: US Federal Railroad Administration (FRA) Regulation

7 The Future of Railcar Mechanical Inspections • Industry is rapidly shifting to new technology • Precision railroading requires change in maintenance strategies Duos r i p ® solution: • Remote, four - sided (360 ° ), automated mechanical inspection while traveling at speeds ≥ 120 MPH before train enters a yard OTCQB: DUOT r i p ® Railcar Inspection Portal Benefits of r i p ® Reduction/shift of field labor (Finders become Fixers) Substantial reduction of dwell time per train Increased safety, accuracy and efficiencies Increase in average system velocity Prevent derailments Substantial savings, impact on rail operator’s bottom line Recent Developments: Duos currently has 5 inspection portal systems in operation 3 additional portals currently being installed Visibility on 15 additional portals in 2019/2020 Yard 1 Yard 2 Remote Rail Inspection Portal r i p ® 360 o inspection

8 Command and Control Inspection Workflow Software Platform Speed of This Train = 69.96 km/h Algorithmic and Operator Detections cen t raco ® Linear Speed Sensor – Accuracy to 0.02 mph Image Capture: Machine Vision – 2px by 2048 px Line Scans are stitched to a panoramic view Automated and inspector detections are flagged in red Synchronized display Inspection Mode with Ultra HD Zoom

9 $60B North American Rail Market NORTH AMERICAN RAIL MARKET DATA 60B Freight Rail Network 1.56M Freight Cars 26,500 Locomotives 140,000 Miles of Class 1 Track 500+ Freight Rail Yards 21 Regional Railroads 510 Local Railroads $ Source: US Federal Railroad Administration Source: The Wall Street Journal (April 2019) 9 Railcar inspections are mandated by the FRA. Freight railroads generally have operated the same way for more than a century: Freight railroads wait for cargo and leave when customers are ready. Now railroads want to run more like commercial airlines , where departure times are set. “Precision - scheduled railroading … sparked a stock rally that has added tens of billions of dollars to railroad values in the past six months .” Analysts expect “the North American freight rail network to near full automation in seven years … [that] could come in as a significant traffic growth opportunity.” Source: Cowen Washington Research Group Source: The Wall Street Journal (April 2019) However, the market for automated solutions is virtually unpenetrated.

10 Inspection Workflow Software Platform cen t raco ® Rail Applications r i p ® Railcar Inspection Portals FREIGHT TRANSIT v u e ® Vehicle Undercarriage Examiner t i ds ® Track Intrusion Detection System tv u e ® Thermal Vehicle Undercarriage Examiner ap i s ® Automated Pantograph Inspection System

Case Study - t i ds ® • 100% accurate human detection with proper pixels on target

Financial Overview

13 Income Statement (in ‘000s) Q1 2019 ( Unaudited ) Q1 2018 ( Unaudited ) FY 2018 FY 2017 Revenue $4,352 $1,148 $12,049 $3,885 Cost of Sales 2,221 671 6,844 2,295 Gross Profit 2,131 477 5,204 1,590 % of Revenue 49% 42% 43%* 41% Operating Expenses 2,084 1,216 6,774 5,034 Income (Loss) from Operations 46 (740) (1,570) (3,443) Other Income (Expense) (2) (4) (11) (1,709) Net Income (Loss) 44 ($743) ($1,581) ($5,152) EPS (LPS) Earnings Per Share on a fully dilutive basis 0.002 (0.04) (0.08) (1.43) OTCQB: DUOT FINANCIAL REVIEW (2018 – 2020) 2018: Record topline revenues with key clients in target markets 2019 : Ongoing growth and improving profitability metrics 2020: Recurring revenue expansion driven by true vue360™ 2019 GUIDANCE 2019 revenue initial guidance is $14 to $15 million ~16 - 25% increase compared to $12M revenue in 2018 *Excluding certain “one - off” pass through revenues for construction, the Gross Margin on Revenue was closer to historical norms of >50%

14 Balance Sheet Data Analysis (in ‘000s) Cash & Accounts Receivable, Prepaid Expenses $5,117 Payables, Notes and Accrued Expenses 2,664 Operating Expense Coverage $2,453 Current Cash $2,092 Estimated operating cash receipts in next 45 Days* Estimated cash usage in the next 45 Days** $1,369 $1,261 * Based on current billings and anticipated receipts ** Based on current and anticipated operating expenses OTCQB: DUOT Based on March 31, 2019 10Q (Unaudited) Estimated cash on hand Q2: $2,200

15 12 Month Backlog (As of May ’19) Revenue Type Vertical Contract Size $ Projects Rail $5.1M Commercial $1.0M Total Projects $6.1M Service and Support (Recurring) Rail $1.5M Commercial $0.2M Total Recurring (12 Months) $1.7M Licensing, Professional Services & Consulting $0.8M Estimated Rolling Total Backlog Pending Orders $ 8.6M $11.4M OTCQB: DUOT

16 as of 05/01/2019 Common Stock 24,635,952 Warrants Options 18,098,742* 3,085,228** 2,362,000*** Series B Convertible Preferred (CSE) 5,660,000 Total Share Count Fully Diluted 53,841,922 Capital Structure * Cash only Exercise Price : $0.55 ** Exercise Price : $0.65 - $1.00+ *** Exercise Price : $1.00 OTCQB: DUOT

17 Experienced Leadership Team Adrian Goldfarb EVP, Chief Financial Officer, Director Mr . Goldfarb is an industry veteran including more than 35 years in information technology beginning at IBM . For the last 20 years, Mr . Goldfarb has specialized in new venture and early stage organizations where he has assumed roles of increasing responsibility and leadership including CFO, President, and Board Member . Mr . Goldfarb currently serves as our CFO and member of the Board of Directors and oversees the Company’s IT Asset Management business unit . He holds a Bachelors of Arts in Business Administration with a concentration in Finance . John Stuckey VP, Sales & Marketing | Operating Subsidiary Mr . Stuckey is an experienced business development and marketing leader with over 20 years of experience across several business and consumer - facing technical industries . He has an extensive background launching and growing new products and businesses in both early - stage companies as well as large global enterprises from senior leadership positions . Mr . Stuckey serves as our Vice President of Sales & Marketing . He holds both a BA and MBA from Indiana University and received an Online Marketing Professional certification from Duke University . Wm. Scott Carns SVP, Solutions & Innovations | Operating Subsidiary Mr . Carns has extensive experience in information technology with an emphasis on intelligent video analytics and centralized command and control applications . Prior to joining Duos, Mr . Carns was Information Technologies Coordinator for Environmental Capital Holdings, Inc . and was President of Software Solutions Group, Inc . Mr . Carns supports the sales teams for project implementation . He also served in the US Army and attended Kansas State University . Gianni Arcaini Chairman, President, CEO Mr . Arcaini’s thirty - five year executive career began in Europe, leading a range of companies, spanning multiple industries . After immigrating to the United States, Mr . Arcaini formed Environmental Capital Holdings, Inc . (“ECH”), a company focusing on the transfer of technologies from Europe to the U . S . ECH later acquired Duos Engineering B . V . which was later rebranded as Duos Technologies (USA), Inc . , the predecessor company of Duos . In 2002 , Duos Technologies (USA) spun off from ECH and under the leadership of Mr . Arcaini expanded into a broad - based technology company with a special focus on developing technologies for the homeland security industry . Mr . Arcaini is the inventor or co - inventor of all current technologies offered by Duos and is signatory to 14 patents granted or pending . He graduated from the State Business School in Frankfurt, Germany and is fluent in five languages . Connie Weeks EVP, Chief Accounting Officer Ms . Weeks has over twenty - five years of accounting experience and is responsible for all aspects of financial reporting, internal controls, and cash management . She has been a key member of the Duos team for almost 30 years . She also oversees the Company’s Human Resources function . OTCQB: DUOT David Ponevac SVP, Chief Technology Officer | Operating Subsidiary Mr . Ponevac has over fifteen years of software engineering experience concentrating on web and mobile environments . He has considerable expertise in Objective - C, Java, C#, PHP and many other scripting languages . He is also driving the Company’s Artificial Intelligence efforts including platform development . Previously, he was CTO of Luceon LLC and worked with a range of domestic and international clients operating in the public and private sectors . He holds a Bachelors of Science in Electrical Engineering and a Masters in Computer Science, both from University of Texas, El Paso . Mike Halter VP, Engineering | Operating Subsidiary Mr . Halter is an accomplished technical leader with 29 years of experience in multiple engineering disciplines including electrical, mechanical, chemical, manufacturing, test and software engineering . His career ranges from leading large groups of engineers in multibillion - dollar corporations to directing small engineering teams in start - up companies and driving them from start - up through acquisition . He has served as the technical team lead in obtaining and maintaining ISO 9001 and AS 9100 certifications with multiple organizations . He currently serves as our Vice President of Engineering and has primary oversight for the development and delivery of Duos products . He holds a Master of Science degree in Electronic Engineering and Instrumentation as well as a Bachelor of Science degree in Physics both from University of Arkansas , Little Rock .

The Future of Duos Technologies NEURAL NETWORKING

Our AI Team Jacksonville Labeling Team David Ponevac (CTO) Europe Jacksonville, FL 11 Senior Engineers 5 Senior Engineers 12 Full - Time Jr. Engineers 28 Total Engineers Jacksonville Labeling Team

20 Investment Highlights Significant, global market opportunities ▪ Combined North American markets exceed $100B ▪ $60B North American rail industry ▪ $53B Enterprise Information Management (EIM) Market ▪ $ 2B Video Analytics Market Strong rail industry tailwinds ▪ Industry rapidly moving toward automation and optimization to reduce costs, increase safety and improve efficiency Superior, proprietary technology ▪ Spent majority of 2018 on further developing in - house technologies to enable exponential scaling in 2019 – 2020 ▪ Entered the artificial intelligence market with proprietary platform for Duos as well as third party applications Growing, tier - one customer base ▪ Multiple, multi - million dollar deployments announced in 2018 with more expected in 2019 Improving financial position ▪ Fortified balance sheet with no current need to raise capital ▪ 2018 revenue of $12 million, representing a 210% increase compared to 2017 ▪ 2019 revenue guidance of $14 to $15 million OTCQB: DUOT

21 OTCQB: DUOT Contact Us Duos Technologies Corporate Tracie Hutchins Duos Technology Group, Inc. 904 - 652 - 1601 tlh@duostech.com Investor Relations Matt Glover or Tom Colton Gateway Investor Relations 949 - 574 - 3860 DUOT@gatewayir.com